UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North	Plymouth	Minnesota	55441
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously reported, on January 13, 2021, Christopher & Banks Corporation (together with its subsidiaries, the “Company”) filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Company has requested joint administration of its Chapter 11 cases under the caption In re: Christopher & Banks Corporation, et. al., Case No. 21-10269.

On March 8, 2021, the Company filed with the Bankruptcy Court its monthly operating report for the period beginning January 14, 2021 and ending January 30, 2021 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://omniagentsolutions.com/ChristopherBanks. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information, including Exhibit 99.1 hereto, the Company furnished under Item 7.01 of this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Monthly Operating Report for the period beginning January 14, 2021 and ending January 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 9, 2021	By:	/s/ Kara Johnson
Kara Johnson

Senior Vice President and Chief Financial Officer